UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 28, 2025
Date of Report (date of earliest event reported)

BlackBerry Limited
(Exact name of registrant as specified in its charter)

Canada			001-38232	98-0164408
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

2200 University Ave East
Waterloo	Ontario	Canada		N2K 0A7
(Address of Principal Executive Offices)				(Zip Code)
(519) 888-7465
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BB	New York Stock Exchange
Common Shares	BB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) – Departure of Marjorie Dickman as Chief Government Affairs and Public Policy Officer

On February 28, 2025, Marjorie Dickman stepped down from her position as Chief Government Affairs and Public Policy Officer of BlackBerry Limited (the “Company”) to pursue corporate board and other opportunities. Ms. Dickman will remain with the Company as Special Advisor to the Chief Executive Officer until May 31, 2025. Ms. Dickman’s departure is not the result of any disagreement with the Company on matters related to its strategy, operations, policies or practices.

In connection with her departure, the Company entered into a separation agreement with Ms. Dickman on February 27, 2025 (the “Separation Agreement”), under which it agreed to provide certain benefits, including: (i) a lump sum payment of $900,000, less applicable tax withholdings, (ii) continuation of health benefits and payment of monthly insurance premiums for health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, for an aggregate period of 24 months, (iii) continued vesting of Ms. Dickman’s outstanding restricted share units for a period of 24 months, and (iv) a lump sum payment of Ms. Dickman’s earned annual bonus for the Company’s fiscal year 2025, which ended on February 28, 2025. Ms. Dickman will receive no additional compensation for her service as Special Advisor. The Separation Agreement includes a mutual general release of claims. The foregoing description is qualified in its entirety by reference to the full text of the Separation Agreement, which will be filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2025.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackBerry Limited

Date:	March 6, 2025	By:	/s/ Tim Foote
			Name:	Tim Foote
			Title:	Chief Financial Officer